EXHIBIT 1.1


                           AMERICAN TOWER CORPORATION

               Debt Securities, Preferred Stock, Depositary Shares
                        Class A Common Stock and Warrants

                             UNDERWRITING AGREEMENT


         1. Introductory. American Tower Corporation, a Delaware corporation ("Company"), proposes to issue and sell from time to time certain of its unsecured debt securities, preferred stock, depositary shares, Class A Common Stock ("Common Stock") and warrants and certain stockholders of the Company ("Selling Stockholders") may sell Common Stock registered under the registration statements referred to in Section 2(a) (collectively, "Registered Securities"). The Registered Securities constituting senior debt securities will be issued under the Indenture identified in the Terms Agreement referred to in Section 3 ("Senior Indenture"), in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms. The Registered Securities constituting subordinated debt securities will be issued under the Indenture identified in the Terms Agreement referred to in
Section 3 (the "Subordinated Indenture", and together with the Senior Indenture, the "Indentures" or, each, an "Indenture"), in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms. The Registered Securities constituting preferred stock may be issued in one or more series, which series may vary as to dividend rates, redemption provisions, selling prices and other terms. The Registered Securities constituting depositary shares will be issued by the Depositary identified in the Terms Agreement referred to in Section 3 (the "Depositary") under the deposit agreement identified in the Terms Agreement referred to in Section 3 ("Deposit Agreement"), in one or more series, each representing an interest in shares of the Company's preferred stock. The Registered Securities constituting warrants will be issued under a warrant agreement identified in the Terms Agreement referred to in Section 3 ("Warrant Agreement"), between the Company and the Warrant Agent identified in the Terms Agreement referred to in Section 3 (the "Warrant Agent"), in one or more series, which series may vary as to securities or other property purchasable, expiration dates, exercise dates, selling prices, exercise prices and other terms. Particular series or offerings of Registered Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale.

         The Registered Securities involved in any such offering are hereinafter referred to as the "Offered Securities"; provided, however, that if the Terms Agreement provides for an over-allotment option ("Over-Allotment Option"), then the Registered Securities involved in any such offering and to be purchased by the Underwriters are hereinafter referred to as the "Firm Offered Securities" and any Registered Securities involved in any such offering which may be purchased pursuant to the Over-Allotment Option are hereinafter referred to as the "Optional Offered Securities"; provided, further, however, that the Firm Offered Securities and the Optional Offered Securities are herein collectively referred to as the "Offered Securities". The firm or firms which agree to purchase the Offered Securities are hereinafter referred to as the "Underwriters" of such securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement (other than in Sections 2(b), 5(d) and 6 and the second sentence of Section 3), shall mean the Underwriters.

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         Subsidiaries of the Company have entered into a Credit Agreement, dated as of January 6, 2000,  among ATC Teleports,  Inc.,  American  Towers,  Inc. and
American Tower L.P., respectively, and Toronto Dominion (Texas) Inc. as Administrative Agent, and the other lenders under such agreement (as heretofore amended, the "Credit Agreement").

         2. Representations and Warranties of the Company and the Selling Stockholders, if any. (a) The Company, as of the date of each Terms Agreement referred to in Section 3, represents and warrants to, and agrees with, each Underwriter that:

                  (i) A registration statement (No. 333-37988), relating to the Registered Securities to be issued and sold by the Company (the "Company Registration Statement"), and, if so indicated in the Terms Agreement, a registration statement, relating to the Registered Securities to be sold by the Selling Stockholders, if any (the "Selling Stockholder Registration Statement"), including a prospectus, which relates to the Registered Securities under the Company Registration Statement and the Registered Securities under the Selling Stockholder Registration Statement pursuant to Rule 429 under the Securities Act of 1933 ("Act"), have been filed with the Securities and Exchange Commission ("Commission") and have become effective. The Company Registration Statement, as amended at the time of any Terms Agreement referred to in Section 3, and the Selling Stockholder Registration Statement, as may be amended at the time of any Terms Agreement referred to in Section 3, are hereinafter collectively referred to as the "Registration Statement", and the prospectus included in such Registration Statement, as supplemented as contemplated by Section 3 to reflect the terms of the Offered Securities (if they are debt securities, preferred stock, depositary shares or warrants) and the terms of the offering of the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act, including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) On the effective date of the registration statements relating to the Registered Securities, such registration statements conformed, to the extent applicable in the case of the Selling Stockholder Registration Statement, in all respects to the requirements of the Act, the Trust Indenture Act of 1939 ("Trust Indenture Act") and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of each Terms Agreement referred to in Section 3, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use therein.

                  (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

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                  (iv) Each subsidiary of the Company has been duly incorporated
         (or formed, as the case may be) and is an existing corporation (or limited partnership or limited liability company, as the case may be)
         in  good  standing   under  the  laws  of  the   jurisdiction   of  its
         incorporation or formation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where failure so to qualify and be in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse
         Effect");   all  of  the  issued  and  outstanding  capital  stock  (or partnership or other equity interests) of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and, except for any general partnership interest, nonassessable; and, except for the pledge pursuant to the Credit Agreement, the capital stock (or partnership or other equity interests) of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (v) If the Offered Securities are debt securities: the applicable Indenture has been duly authorized by the Company and has been duly qualified under the Trust Indenture Act; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to the Terms Agreement on the Closing Date (as defined below) or pursuant to Delayed Delivery Contracts (as hereinafter defined), such Indenture will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture and authentication of the Offered Securities by the applicable trustee identified in the Terms Agreement (the "Trustee"), such Offered Securities will have been duly executed, issued and delivered by the Company and will conform to the description thereof contained in the Prospectus and such Indenture and such Offered Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (vi) If the Offered Securities are preferred stock: the Offered Securities have been duly authorized and, when the Offered Securities have been delivered and paid for in accordance with the Terms Agreement on the Closing Date, such Offered Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities.

                  (vii) If the Offered Securities are depositary shares: the Deposit Agreement has been duly authorized by the Company; the Offered Securities and the shares of the Company's preferred stock represented by the Offered Securities have been duly authorized and, when the Offered Securities have been delivered and paid for in accordance with the Terms Agreement on the Closing Date, the Offered Securities will have been validly issued and delivered and such shares of the Company's preferred stock will have been validly issued, fully paid and nonassessable and each will conform to the description thereof contained in the Prospectus; when the Offered Securities are delivered and paid for pursuant to the Terms Agreement on the Closing Date (as defined below) or pursuant to Delayed Delivery Contracts, the Deposit Agreement will have been duly executed and delivered by the Company; the deposit by the Company of the shares of the Company's preferred stock represented by the Offered Securities in accordance with the Deposit Agreement has been duly authorized by the Company and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, each Offered Security will represent a legal and valid fractional interest in shares of the Company's preferred stock as described in the Prospectus; assuming due execution and delivery of the depositary receipts evidencing the Offered Securities by the Depositary

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         pursuant  to the  Deposit  Agreement,  such  depositary  receipts  will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities or the shares of the Company's preferred stock represented thereby.

                  (viii) If the Offered  Securities  are  warrants:  the Warrant
         Agreement has been duly authorized by the Company; the Offered Securities and the securities for which the Offered Securities are exercisable ("Warrant Securities") have been duly authorized (including, in the case of Warrant Securities constituting depositary shares, the shares of the Company's preferred stock represented by such depositary shares); when the Offered Securities are delivered and paid for pursuant to the Terms Agreement on the Closing Date or pursuant to Delayed Delivery Contracts, the Warrant Agreement will have been duly executed and delivered by the Company, such Offered Securities will have been duly executed, authenticated, issued and delivered (as the case may be) by the Company and will conform to the description thereof contained in the Prospectus and the Warrant Agreement and such Offered Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and upon exercise of the Offered Securities in accordance with the terms of the Warrant Agreement and assuming due authorization, execution and delivery of the Warrant Agreement by the Warrant Agent, (i) in the case of Warrant Securities constituting debt securities, the applicable Indenture will have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture and authentication of the Offered Securities by the Trustee, such Warrant Securities will have been duly authorized, executed, issued and delivered by the Company and will conform to the description thereof contained in the Prospectus and such Indenture and such Warrant Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (ii) in the case of Warrant Securities constituting of preferred stock, the Warrant Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus, and the stockholders of the Company will have no preemptive rights with respect to the Warrant Securities; (iii) in the case of Warrant Securities constituting depositary shares, (A) the Warrant Securities will have been validly issued and delivered and the shares of the Company's preferred stock represented by such Warrant Securities will have been validly issued, fully paid and nonassessable and each will conform to the description thereof contained in the Prospectus,
         (B) the Deposit Agreement will have been duly authorized, executed and delivered by the Company and the deposit by the Company of the shares of the Company's preferred stock represented by the Warrant Securities in accordance with the Deposit Agreement will have been duly authorized by the Company, (C) assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, each Warrant Security will represent a legal and valid fractional interest in shares of the
         Company's preferred stock as described in the Prospectus, and (D) assuming due execution and delivery of the depositary receipts evidencing the Warrant Securities by the Depositary pursuant to the Deposit Agreement, such depositary receipts will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement, and the stockholders of the Company will have no preemptive rights with respect to the Warrant Securities or the shares of the Company's preferred stock represented thereby; and (iv) in the case of Warrant Securities constituting Common Stock, the Warrant Securities and all outstanding shares of capital stock of the Company will have been duly authorized, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus, and the stockholders of the Company have no preemptive rights with respect to the Warrant Securities.

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                  (ix) If the Offered  Securities are Common Stock:  the Offered
         Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company (including the Offered Securities, if any, being sold by any Selling Stockholders) are, and, when the Offered Securities have been delivered and paid for in accordance with the Terms Agreement on the Closing Date, such Offered Securities will have been, validly
         issued,   fully  paid  and   nonassessable  and  will  conform  to  the
         description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities.

                  (x) If the  Offered  Securities  are  convertible  into Common
         Stock: when the Offered Securities are delivered and paid for pursuant to the Terms Agreement on the Closing Date, such Offered Securities will be convertible into Common Stock of the Company in accordance with their terms (if the Offered Securities are preferred stock) or the applicable Indenture (if the Offered Securities are debt securities); the shares of Common Stock initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Common Stock.

                  (xi) If the Offered Securities are Common Stock or warrants to purchase Common Stock or are convertible into Common Stock: there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering of the Offered Securities.

                  (xii) If the Offered Securities are Common Stock or warrants to purchase Common Stock or are convertible into Common Stock: except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any outstanding securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (xiii) If the Offered Securities constitute Common Stock or are warrants to purchase Common Stock or are convertible into Common
         Stock: the outstanding shares of Common Stock are listed on the New York Stock Exchange (the "Stock Exchange") and the Offered Securities (if the Offered Securities are Common Stock) or the Common Stock for which the Offered Securities are exercisable (if the Offered Securities are warrants to purchase Common Stock) or the Common Stock into which the Offered Securities are convertible (if they are convertible) have been approved for listing on the Stock Exchange, subject to notice of issuance. If the Offered Securities are debt securities, preferred stock, depositary shares or warrants, they have been approved for listing on the stock exchange, if any, indicated in the Terms Agreement, subject to notice of issuance.

                  (xiv) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement), the applicable Indenture (if the Offered Securities are debt securities), the Deposit Agreement (if the Offered Securities are depositary shares) or the Warrant Agreement (if the Offered Securities are warrants) in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made

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         under the Act and, if the Offered  Securities are debt securities,  the
         Trust Indenture Act and such as may be required under state securities laws.

                  (xv) The execution, delivery and performance of the applicable Indenture (if the Offered Securities are debt securities), the Deposit Agreement (if the Offered Securities are depositary shares), the Warrant Agreement (if the Offered Securities are warrants), the Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts and the issuance and sale of the Offered Securities and, if the Offered Securities are debt securities, preferred stock, depositary shares or warrants, compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, the Credit
         Agreement, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws (or other constituent document) of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by the Terms Agreement (including the provisions of this Agreement).

                  (xvi) The Terms  Agreement  (including  the provisions of this
         Agreement) and, if the Offered Securities are debt securities, preferred stock, depositary shares or warrants, any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company.

                  (xvii) Except as disclosed in the Prospectus and except as would not have a Material Adverse Effect, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would have a Material Adverse Effect.

                  (xviii) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

                  (xix) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xx) Neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

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                  (xxi)  There  are no  pending  actions,  suits or  proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the applicable Indenture (if the Offered Securities are debt securities), the Deposit Agreement (if the Offered Securities are depositary shares), the Warrant Agreement (if the Offered Securities are warrants), the Terms Agreement (including the provisions of this Agreement) or any Delayed Delivery Contracts or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (xxii) The financial statements included or incorporated by reference in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; any schedules included in the Registration Statement present fairly the information required to be stated therein; and if pro forma financial statements are included in the Registration Statement and Prospectus: the assumptions used in preparing the pro forma financial statements included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (xxiii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xxiv) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

         (b) Each Selling Stockholder, if any, as of the date of each Terms Agreement referred to in Section 3, severally represents and warrants to, and agrees with, the several Underwriters that:

                  (i) Such Selling Stockholder has valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on the Closing Date; and upon the delivery of and payment for the Offered Securities on such Closing Date, the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder.

                  (ii) All information furnished, or to be furnished, in writing to the Company by such Selling Stockholder regarding the Selling Stockholder specifically for use in the Registration Statement is as of the date of any Terms Agreement, and will be on the Closing Date, true and correct in all material respects and does not on the date of the Terms Agreement, and will not on the Closing

         Date, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under this Agreement, the Custody Agreement hereinafter referred to and the Power of Attorney appointing certain individuals as such Selling Stockholder's attorneys-in-fact to the extent set forth therein (the "Power of Attorney") will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws or agreement of limited partnership or other constituent document of such Selling Stockholder (if such Selling Stockholder is a corporation or limited partnership or other entity) or any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of its properties, or any agreement or instrument to which such Selling Stockholder is a party or by which it is bound or to which any of its properties is subject, or the constituent documents, if any, of such Selling Stockholder.

                  (iv) No consent, approval, authorization, order or waiver of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the sale of the Offered Securities to be sold by such Selling Stockholder or the performance by such Selling Stockholder of its obligations under the Terms Agreement or the Power of Attorney or Custody Agreement of such Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                  (v) The Terms Agreement (including the provisions of this Agreement) has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and are its valid and binding agreements (subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles).

         3. Purchase and Offering of Offered Securities. The obligation of the Underwriters to purchase the Offered Securities will be evidenced by an agreement or exchange of other written communications, which may be in the form of Annex I, II or III or in such other form as the parties may agree ("Terms
Agreement") at the time the Company and the Selling Stockholders, if any, determine to sell the Offered Securities. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the principal amount or number of Offered Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters, the name of each Selling Stockholder, if any, the number of shares to be sold by each Selling Stockholder, if any, and (if the Offered Securities are debt securities, preferred stock, depositary shares or warrants) the terms of the Offered Securities not already specified (in the applicable Indenture, in the case of Offered Securities that are debt securities, in the Deposit Agreement, in the case of Offered Securities that are depositary shares, or in the Warrant Agreement, in the case of Offered Securities that are warrants), including, but not limited to, interest rate (if debt securities or debt warrants), dividend rate (if preferred stock, preferred stock warrants or depositary shares), maturity (if debt securities or debt warrants), any redemption provisions and any sinking fund requirements and whether any of the Offered Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts. The Terms Agreement will specify any other details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Offered Securities.

         On the basis of the representations, warranties and agreements set forth in the Terms Agreement (including the provisions of this Agreement), but subject to the terms and conditions set forth in the Terms

Agreement (including the provisions of this Agreement), the Company and each Selling Stockholder, if any, will agree, severally and not jointly, to sell to each Underwriter, and each Underwriter will agree, severally and not jointly, to purchase from the Company and each Selling Stockholder, if any, at the purchase price specified in the Terms Agreement, that number of Offered Securities (or Firm Offered Securities if there is an Over-Allotment Option) specified or determined in accordance with the provisions of the Terms Agreement. In addition, if the Terms Agreement provides for an Over-Allotment Option, upon written notice from the Lead Underwriter (as defined below) given to the Company from time to time not more than thirty days subsequent to the date of the Terms Agreement, the Underwriters may, severally and not jointly, purchase all or less than all of the Optional Offered Securities, and the Company and the Selling Stockholders, if any, will agree, severally and not jointly, to sell to the Underwriters, at the purchase price per share to be paid for the Firm Offered Securities, that number of Optional Offered Securities specified or determined in accordance with the provisions of the Terms Agreement; provided, however, that the Over-Allotment Option may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by Lead Underwriter to the Company.

         The Company and the Selling Stockholders, if any, or the Custodian (as defined below), if there is a custody arrangement with the Selling Stockholders, will deliver the Offered Securities (or Firm Offered Securities if there is an Over-Allotment Option) to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) Funds by wire transfer in U.S. Dollars to an account at a bank acceptable to the Lead Underwriter drawn to the order of the Company, in the case of the Offered Securities (or Firm Offered Securities if there is an Over-Allotment Option) sold by the Company, and to the Selling Stockholders, if any, or the Custodian, if there is a custody arrangement with the Selling Stockholders, in the case of the Offered Securities (or Firm Offered Securities if there is an Over-Allotment Option) sold by the Selling Stockholders, at the place of delivery and payment specified in the Terms Agreement and at the time and date of delivery and payment specified in the Terms Agreement (such time and date, or such other time not later than seven full business days thereafter as the Underwriter first named in the Terms Agreement (the "Lead Underwriter") and the Company agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the "Closing Date" or "First Closing Date" if the Terms Agreement provides for an Over-Allotment Option). For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934 (the "Exchange Act"), the Closing Date (or First Closing Date if there is an Over-Allotment Option) (if later than the otherwise applicable settlement date) shall be the date for payment of funds and delivery of securities for all the Offered Securities (or Firm Offered Securities if there is an Over-Allotment Option) sold pursuant to the offering, other than Contract Securities (as defined below) for which payment of funds and delivery of securities shall be as hereinafter provided. It is understood that the Underwriters propose to offer the Offered Securities for sale as set forth in the Prospectus.

         If the Terms Agreement provides for an Over-Allotment Option, each time for the delivery of and payment for the Optional Offered Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by the Lead Underwriter but shall not be later than seven full business days after written notice of election to purchase Optional Offered Securities is given. The Company and the Selling Stockholders, if any, will deliver the Optional Offered Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) Funds by wire transfer in U.S. Dollars to an account at a bank acceptable to the Lead Underwriter drawn to the order of the Company, in the case of the Optional Offered Securities sold by the Company, and to the Selling Stockholders, if any, or the Custodian, if there is a custody arrangement with the Selling Stockholders, in the case of the Optional Offered Securities sold by the Selling Stockholders, at the place of delivery and payment specified in the Terms Agreement.

         If the Terms Agreement provides for sales of Offered Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Offered Securities pursuant to delayed delivery contracts substantially in the form of Annex IV attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the principal amount (if debt securities) or number of shares (if preferred stock, Common Stock or depositary shares) or warrants (if warrants) of Offered Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Offered Securities to be purchased by the several Underwriters and the aggregate principal amount (if debt securities) or number of shares (if preferred stock, Common Stock or depositary shares) or warrants (if warrants) to be purchased by each Underwriter will be reduced pro rata in proportion to the principal amount (if debt securities) or number of shares (if preferred stock, Common Stock or depositary shares) or warrants (if warrants) set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Lead Underwriter determines that such reduction shall be otherwise than pro rata and so advises the Company. The Company will advise the Lead Underwriter not later than the business day prior to the Closing Date of the principal amount (if debt securities) or number of shares (if preferred stock, Common Stock or depositary shares) or warrants (if warrants) constituting Contract Securities.

         If the Offered Securities are Common Stock, there are Selling Stockholders and there is a custody arrangement with the Selling Stockholders, as of the date of each Terms Agreement, certificates in negotiable form for any Common Stock of the Company to be sold by such Selling Stockholders shall be placed in custody, for delivery under the Terms Agreement, under custody agreements (the "Custody Agreements") made with custodian identified in the Terms Agreement (the "Custodian"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under the Custody Agreements are subject to the interests of the Underwriters, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable except as provided therein and in the Power of Attorney of such Selling Stockholder, and that the obligations of the Selling Stockholders under any Terms Agreement shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust, or in the case of a corporation or partnership or other entity, by the dissolution or liquidation of such corporation or partnership or other entity, or the occurrence of any other event. If any individual Selling Stockholder or any such trustee or trustees should die, or if any such corporation or partnership should be dissolved or liquidated or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities under any Terms Agreement, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of the Terms Agreement and the Custody Agreements as if such death, dissolution, liquidation or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death, dissolution, liquidation or other event or termination.

         If the Offered Securities are debt securities and the Terms Agreement specifies "Book-Entry Only" settlement or otherwise states that the provisions of this paragraph shall apply, the Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Offered Securities shall be made by the

Underwriters in Federal (same day) funds by official check or checks or wire transfer to an account previously designated by the Company at a bank acceptable to the Lead Underwriter, in each case drawn to the order of the Company at the place of payment specified in the Terms Agreement on the Closing Date, against delivery to the applicable Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities.

         4. Certain Agreements of the Company and the Selling Stockholders, if any. The Company agrees with the several Underwriters and the Selling Stockholders, if any, that it will furnish to counsel for the Underwriters, one signed copy of the Company Registration Statement and the Selling Stockholder Registration Statement, each relating to the Registered Securities, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of Offered Securities:

                  (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and if consented to by the Lead Underwriter, subparagraph (5)) not later than the second business day following the execution and delivery of the Terms Agreement.

                  (b) The Company will advise the Lead Underwriter promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will not effect such amendment or supplement without the Lead Underwriter's consent. The Company will also advise the Lead Underwriter promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company promptly will notify the Lead Underwriter of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Lead Underwriter's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

                  (d) As soon as practicable, but not later than 16 months, after the date of each Terms Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the respective effective date of the registration statements relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of Section 11(a) of the Act.

                  (e) The Company will furnish to the Representatives copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement and, so long as delivery of a Prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Lead Underwriter reasonably requests. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company will arrange for the qualification of the Offered Securities for sale and (if the Offered Securities are debt securities, preferred stock, depositary shares or warrants) the determination of their eligibility for investment under the laws of such jurisdictions as the Lead Underwriter designates and will continue such qualifications in effect so long as required for the distribution; provided, that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process or to subject itself to taxation generally in any jurisdiction.

                  (g) During the period of five years after the date of any Terms Agreement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, if any, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Lead Underwriter may reasonably request.

                  (h) The Company and each Selling Stockholder, if any, will pay all expenses incidental to the performance of their obligations under the Terms Agreement (including the provisions of this Agreement), the Indentures, the Deposit Agreement and the Warrant Agreement, including
         (i) the fees and expenses of the Trustees, Depositary, Warrant Agent, registrar and transfer agent of the Common Stock and their professional advisers; (ii) payment or reimbursement of the Underwriters (to the extent incurred by them) for any filing fees or other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Registered Securities for sale (if the Offered Securities are debt securities, preferred stock, depositary shares or warrants (other than warrants to purchase Common Stock)), any determination of their eligibility for investment under the laws of such jurisdictions as the Lead Underwriter may designate and the printing of memoranda relating thereto; (iii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing  of  the  Terms  Agreement  (including  this  Agreement),  the
         Indentures, the Deposit Agreement, the Warrant Agreement, the Registration Statement and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iv) the cost of qualifying the Offered Securities, to the extent applicable, for trading on the New York Stock Exchange or other national securities exchange and any expenses incidental thereto; (v) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (vi) any fees charged by investment rating agencies for the rating of the
         Offered Securities (if they are debt securities, preferred stock, depositary shares or warrants (other than warrants to purchase Common Stock)); (vii) any applicable filing fee incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Registered Securities; (viii) any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of Registered Securities; and (ix) expenses incurred in distributing the Prospectus, any preliminary prospectuses, any preliminary prospectus supplements or any other amendments or supplements to the Prospectus to the Underwriters; provided, however, the Selling Stockholders, if any, shall be responsible for the payment of any transfer taxes on the sale by such Selling Stockholders of the Offered Securities to the Underwriters.

                  (i) If the Offered Securities are debt securities, preferred stock, depositary shares or warrants (other than warrants to purchase Common Stock), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any indebtedness issued or guaranteed by the Company (if the Offered Securities are debt securities or warrants to purchase debt securities) or any series of preferred stock or depositary shares representing preferred stock issued or guaranteed by the Company (if the Offered Securities are preferred stock, depositary shares or warrants to purchase preferred stock or depositary shares), or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Lead Underwriter for a period beginning at the time of execution of the Terms Agreement and ending the number of days after the Closing Date specified under "Blackout" in the Terms Agreement (the "Blackout Period").

                  (j) If the Offered Securities are Common Stock or warrants to purchase Common Stock or are convertible into Common Stock, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any shares of its Common Stock or any other capital stock of the Company or any other securities convertible into or exchangeable or exercisable for any shares of its Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Lead Underwriter for the Blackout Period, except for any such offer, sale, contract to sell, pledge or other disposition of (i) securities issued or delivered upon conversion, exchange or exercise of any other securities of the Company outstanding on the date of, or to be issued pursuant to, the Terms Agreement, (ii) capital stock of the Company issued pursuant to benefit or other incentive plans maintained for its officers, directors, consultants or employees or (iii) securities issued in connection with mergers, acquisitions or similar transaction. The Company also will deliver to the Underwriters, prior to the date of the Terms Agreement, "lock-up agreements" of the directors, officers and certain stockholders of the Company also agreeing not to make any such offer, sale, contract to sell or disposition, for the Blackout Period on such terms as the Company and the Lead Underwriter shall have agreed.

                  (k) If the Offered Securities are Common Stock and there are Selling Stockholders, each Selling Stockholder agrees to execute and deliver to the Underwriters an agreement substantially to the effect set forth in subsection 4(j) hereof in form and substance satisfactory to the Underwriters.

                  (l) If the Offered Securities are Common Stock and there are Selling Stockholders, each Selling Stockholder agrees to deliver to the Lead Underwriter on or prior to the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Offered Securities (or Firm Offered Securities if there is an Over-Allotment Option) on the Closing Date (or First Closing Date if there is an Over-Allotment Option) and the Optional Offered Securities, if any, on any Optional Closing Date, if any, will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders, if any, herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders, if any, of their obligations hereunder and to the following additional conditions precedent:

                  (a) On or prior to the date of the Terms Agreement, the Representatives shall have received a letter, dated the date of delivery thereof, of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, and stating in effect that:

                           (i) in their opinion the financial statements and any
                  schedules examined by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures  specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included or incorporated by reference in the Registration Statement;

                           (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial  statements,  if
                           any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements and summary of earnings for them to be in conformity with generally accepted accounting principles;

                                    (B) at the  date  of  the  latest  available
                           balance sheet read by such accountants, or at a subsequent specified date not more than five business days prior to the date of the such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Prospectus; or

                                    (C) for the period from the closing  date of
                           the latest income statement included or incorporated by reference in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included or incorporated  by  reference  in  the  Prospectus,  in
                           consolidated net revenues, operating cash flow (as that term is defined in the financial statements examined by them) or in other income and expense, net, or in the total or (if the Offered Securities are Common Stock or are convertible into or exercisable for Common Stock) per share amounts of consolidated net income before extraordinary items or net income or (if the Offered Securities are or are exercisable for debt securities) in the ratio of earnings to fixed charges or (if the Offered Securities are or are exercisable for preferred stock or depositary shares) in the ratio of earnings to fixed charges and preferred stock dividends combined; and

                                    (D) the pro forma  financial  data set forth
                           or incorporated by reference in the Prospectus does not comply in form in all material respects to the applicable accounting requirements of the Act and the related Rules and Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that data;

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (iv) they have compared  specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained or incorporated by reference in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         All   financial   statements   and   schedules   included  in  material
         incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

                  (b) On or prior to the date of the Terms Agreement, the Representatives shall have received letters, dated the date of delivery thereof, of each other firm of independent public accountants (the "Other Auditors") that have examined any financial statements of other businesses included or incorporated by reference in the Prospectus, in each case confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, and stating, to the extent applicable, in effect that:

                           (i) in their opinion the financial statements and any
                  schedules examined by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures  specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included or incorporated by reference in the Registration Statement;

                           (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the company for which they performed the procedures specified in this subsection (each an "Audited Company"), inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial  statements,  if
                           any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements and summary of earnings for them to be in conformity with generally accepted accounting principles;

                                    (B) at the  date  of  the  latest  available
                           balance sheet read by such accountants, or at a subsequent specified date not more than five business days prior to the date of the such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Audited Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Prospectus; or

                                    (C) for the period from the closing  date of
                           the latest income statement included or incorporated by reference in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included or incorporated by reference in the Prospectus, in consolidated net revenues, operating income or in other income and expense, net, or in the total or (if the Offered Securities are Common Stock or are convertible into or exercisable for Common Stock) per share amounts of consolidated net income before extraordinary items or net income or (if the Offered Securities are or are exercisable for debt securities) in the ratio of earnings to fixed charges or (if the Offered Securities are or are exercisable for preferred stock) in the ratio of earnings to fixed charges and preferred stock dividends combined;

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (iv) they have compared  specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained or incorporated by reference in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Audited Company and its subsidiaries subject to the internal controls of the Audited Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         All   financial   statements   and   schedules   included  in  material
         incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

                  (c) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 4(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, each Selling Stockholder, if any, or any Underwriter, shall be contemplated by the Commission.

                  (d) Subsequent to the execution of the Terms Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including any Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities, preferred stock or depositary shares of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities, preferred stock or depositary shares of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including any Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (e) The Representatives shall have received an opinion, dated the Closing Date, of Sullivan & Worcester LLP, counsel for the Company, stating to the effect that:

                           (i) Each of the Company and its  subsidiaries  listed
                  on Annex V hereto has been duly incorporated (or formed, as the case may be) and each of the Company and its subsidiaries is an existing corporation (or limited partnership or limited liability company, as the case may be) in good standing under the laws of the jurisdiction of its incorporation, with corporate, partnership or limited liability company power and authority to own its properties and conduct its business as described in the Offering Document; and is duly qualified to do business as a foreign corporation (or other entity) in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not individually have a Material Adverse Effect;

                           (ii) If the Offered  Securities are debt  securities:
                  the applicable Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act; the Offered Securities have been duly authorized by the Company; the Offered Securities other than any Contract Securities have been duly executed, authenticated, issued and delivered by the Company; assuming due authorization, execution and delivery of the Indenture and authentication of the Offered Securities by the Trustee, such Indenture and the Offered Securities other than any Contract Securities constitute, and any Contract Securities, when executed, issued and delivered in the manner provided in such Indenture and sold pursuant to Delayed Delivery Contracts, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Offered Securities other than any Contract Securities conform, and any Contract Securities, when so issued and delivered and sold will conform, to the description thereof contained in the Prospectus;

                           (iii) If the Offered  Securities are preferred stock:
                  the Offered Securities have been duly authorized; the Offered Securities other than any Contract Securities have been validly issued and are fully paid and nonassessable; any Contract Securities, when issued, delivered and sold pursuant to Delayed Delivery Contracts, will be validly issued, fully paid and nonassessable; and the Offered Securities other than any Contract Securities conform, and any Contract Securities, when so issued, delivered and sold, will conform, to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities;

                           (iv) If the Offered Securities are depositary shares:
                  the Deposit Agreement has been duly authorized, executed and delivered by the Company; the Offered Securities and the shares of the Company's preferred stock represented by the Offered Securities have been duly authorized by the Company; the Offered Securities other than any Contract Securities have been validly issued and delivered and such shares of the Company's preferred stock have been validly issued, fully paid and nonassessable; any Contract Securities when issued, delivered and sold pursuant to Delayed Delivery Contracts, will be validly issued and delivered and such shares of the Company's preferred stock represented by the Contract Securities will be validly issued, fully paid and nonassessable; the Offered Securities other than the Contract Securities conform, and any Contract Securities when so issued, delivered and sold, will conform, to the description thereof contained in the Prospectus; the deposit by the Company of the shares of the Company's preferred stock represented by the Offered Securities in accordance with the Deposit Agreement has been duly authorized; each Offered Security represents a legal and valid fractional interest in shares of the Company's preferred stock as described in the Prospectus; the depositary receipts evidencing the Offered Securities entitle the holders thereof to the benefits provided therein and in the Deposit Agreement; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities or the shares of the Company's preferred stock represented thereby.

                           (v) If  the  Offered  Securities  are  warrants:  the
                  Warrant Agreement has been duly authorized, executed and delivered by the Company; the Offered Securities and the Warrant Securities have been duly authorized (including, in the case of Warrant Securities constituting depositary shares, the shares of the Company's preferred stock represented by such depositary shares); the Offered Securities other than any Contract Securities have been duly executed, authenticated, issued and delivered (as the case may be); any Contract Securities, when issued, delivered and sold pursuant to Delayed Delivery Contracts, will be duly executed, authenticated, issued and delivered (as the case may be); the Offered Securities other than the Contract Securities conform, and any Contract Securities when so issued, delivered and sold will conform, to the description thereof contained in the Prospectus; the Warrant Agreement and the Offered Securities other than the Contract Securities constitute, and the Contract Securities when executed, authenticated, issued and delivered (as the case may be) in the manner provided in the Warrant Agreement and sold pursuant to Delayed Delivery Contracts will constitute, valid and legally binding obligations of the Company enforceable with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and assuming due authorization, execution and delivery of the Warrant Agreement by the Warrant Agent, (a) in the case of Warrant Securities constituting debt securities, the applicable Indenture have been duly authorized, executed and delivered, such Warrant Securities have been duly authorized, executed, issued and delivered by the Company and will conform to the description thereof contained in the Prospectus and, assuming due authorization, execution and delivery of the Indenture and authentication of the Offered Securities by the Trustee, such Indenture and such Warrant Securities constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) in the case of Warrant Securities constituting preferred stock, the Warrant Securities have been validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus, and the stockholders of the Company have no preemptive rights with respect to the Warrant Securities; (c) in the case of Warrant Securities constituting depositary shares, (i) the Warrant Securities have been validly issued and delivered and the shares of the Company's preferred stock represented by such Warrant Securities have been validly issued, fully paid and nonassessable and each conforms to the description thereof contained in the Prospectus, (ii) the Deposit Agreement has been duly authorized, executed and delivered by the Company and the deposit by the Company of the shares of the Company's preferred stock represented by the Warrant Securities in accordance with the Deposit Agreement has been duly authorized by the Company, (iii) each Warrant Security represents a legal and valid fractional interest in shares of the Company's preferred stock as described in the Prospectus, and (iv) the Warrant Securities entitle the holders thereof to the benefits provided therein and in the Deposit Agreement, and the stockholders of the Company have no preemptive rights with respect to the Warrant Securities or the shares of the Company's preferred stock represented thereby; and (d) in the case of Warrant Securities constituting Common Stock, the Warrant Securities and all outstanding shares of capital stock of the Company have been duly authorized, validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus, and the stockholders of the Company have no preemptive rights with respect to the Warrant Securities.

                           (vi) If the Offered  Securities are Common Stock: the
                  Offered Securities and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities;

                           (vii) If the Offered Securities are convertible:  the
                  Offered Securities other than any Contract Securities are, and any Contract Securities, when (if the Offered Securities are debt securities) executed, authenticated, issued and delivered in the manner provided in the applicable Indenture and sold pursuant to Delayed Delivery Contracts or (if the Offered Securities are preferred stock) when issued, delivered and sold pursuant to Delayed Delivery Contracts, will be convertible into Common Stock of the Company in accordance with (if they are debt securities) such Indenture or (if they are preferred stock) their terms; the shares of Common Stock initially issuable upon conversion of the Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Common Stock;

                           (viii) If the Offered  Securities are Common Stock or
                  are warrants to purchase Common Stock or are convertible into Common Stock: except as disclosed in the

                  Prospectus, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                           (ix) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement), the applicable Indenture (if the Offered Securities are debt securities), the Deposit Agreement (if the Offered Securities are depositary shares) or the Warrant Agreement (if the Offered Securities are warrants) in connection with the issuance or sale of the Offered Securities by the Company, except such counsel need not express any opinion as to (x) such as may be required by the Communications Act of 1934, as amended (the "Communications Act") or the rules, regulations or orders of the Federal Communications Commission ("FCC") promulgated thereunder or any comparable state or local laws, rules, regulations or orders or (y) such as may be required by the Blue Sky laws of the several states of the United States;

                           (x) The  execution,  delivery and  performance by the
                  Company of the applicable Indenture (if the Offered Securities are debt securities), the Deposit Agreement (if the Offered Securities are depositary shares), the Warrant Agreement (if the Offered Securities are warrants), the Terms Agreement (including the provisions of this Agreement) and, if the Offered Securities are debt securities, preferred stock, depositary shares or warrants, any Delayed Delivery Contracts and the issuance and sale of the Offered Securities and, if the Offered Securities are debt securities, preferred stock, depositary shares or warrants, compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or, to such counsel's knowledge, any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound including, but not limited to, the Credit Agreement, or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, except that such counsel need not express any opinion with respect to the Communications Act or the rules, regulations or orders of the FCC promulgated thereunder or any comparable state or local laws, rules, regulations or orders, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by the Terms Agreement (including the provisions of this Agreement);

                           (xi) The Registration  Statement has become effective
                  under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the registration statements relating to the Registered Securities, as of their respective effective dates, the Registration Statement and the Prospectus, as of the date of the Terms Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; such counsel have no reason to believe that such registration statements, as of their respective effective dates, the Registration Statement, as of the date of the Terms Agreement or as of the Closing Date, or any amendment thereto, as of its date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Terms Agreement or as of such Closing Date, or any amendment or supplement thereto, as of its date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or schedules or other financial data contained in the Registration Statement or the Prospectus, or with respect to the Communications Act or the rules, regulations and orders of the FCC promulgated thereunder or any comparable state or local laws, rules, regulations or orders; and

                           (xii) The Terms  Agreement  (including the provisions
                  of this Agreement) and, if the Offered Securities are debt securities, preferred stock, depositary shares or warrants, any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company.

                  (f) The Representatives shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

                  (g) The Representatives shall have received a certificate, dated the Closing Date, of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in or incorporated by reference in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (h) The Representatives shall have received letters, dated the Closing Date, of Deloitte & Touche LLP and the Other Auditors, which meet the requirements of subsections (a) and (b) of this

         Section, respectively, except that the specified date referred to in such subsection will be a date not more than five days prior to the Closing Date for the purposes of this subsection.

                  (i) The Representatives shall have received an opinion, dated the Closing Date, of Michael Milsom, Esq., Vice President of the Company and Vice President and General Counsel of ATC Teleports, Inc., stating to the effect that:

                           (i) No  consent,  approval,  authorization,  order or
                  waiver of, or filing with, the FCC under the Communications Act, and the published policies, rules and regulations of the FCC or any comparable state or local laws, rules, regulations or orders is required to be obtained or made for the consummation of the transactions contemplated by the Indenture (if the Offered Securities are debt securities), the Deposit Agreement (if the Offered Securities are depositary shares), the Warrant Agreement (if the Offered Securities are warrants) and the Terms Agreement (including the provisions of this Agreement) in connection with the sale of the Offered Securities where the failure to obtain such consent, approval, authorization, order or waiver or to make such filing would have a Material Adverse Effect;

                           (ii) The execution,  delivery and  performance of the
                  Indenture (if the Offered Securities are debt securities), the Deposit Agreement (if the Offered Securities are depositary shares), the Warrant Agreement (if the Offered Securities are warrants) and the Terms Agreement (including the provisions of this Agreement) and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under the Communications Act or any FCC regulation, rule, published policy or order or any comparable state or local laws, rules, regulations or orders that would have a Material Adverse Effect; and

                           (iii) To the knowledge of such counsel,  there are no
                  administrative or judicial proceedings pending before, or threatened by, the FCC with respect to the Company or any subsidiary of the Company, or any towers owned or operated by the Company or any subsidiary of the Company that, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

                  (j) If the Offered Securities are Common Stock and there are Selling Stockholders, the Representatives shall have received an opinion, dated the Closing Date, of the counsel for the Selling Stockholders, to the effect that:

                           (i) Each Selling Stockholder had valid and unencumbered title to the Offered Securities delivered by such Selling Stockholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Stockholder on such Closing Date; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from the Selling Stockholders on such Closing Date;

                           (ii) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Stockholder for the consummation of the transactions contemplated by the Custody Agreements or the Terms Agreement (including the provisions of this Agreement) in connection with the sale of the Offered Securities sold by the Selling

                  Stockholders, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                           (iii) The execution,  delivery and performance of the
                  Custody Agreement and the Terms Agreement (including the provisions of this Agreement) and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws or agreement of limited partnership or other constituent document of such Selling Stockholder (if such Selling Stockholder is a corporation or limited partnership or other entity) or any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any Selling Stockholder or any of their properties or any agreement or instrument to which any Selling Stockholder is a party or by which any Selling stockholder is bound or to which any of the properties of any Selling Stockholder is subject, or the constituent documents, if any, of such Selling Stockholder;

                           (iv) The Power of Attorney and related Custody Agreement with respect to each Selling Stockholder has been duly authorized, executed and delivered by such Selling
                  Stockholder and constitute valid and legally binding obligations of each such Selling Stockholder enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor's rights and to general equity principles; and

                           (v) The Terms Agreement  (including the provisions of
                  this  Agreement)  has  been  duly  authorized,   executed  and
                  delivered by each Selling Stockholder.

The Company and Selling Stockholders, if any, will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Lead Underwriter may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters under this Agreement and the Terms Agreement.

         6. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in the Terms Agreement. The foregoing indemnity agreement with respect to any untrue statement or omission in the Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Offered Securities to such person, and the Prospectus (as amended and supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

         (b) If the Offered Securities are Common Stock and there are Selling Stockholders, each Selling Stockholder severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein; provided, further, that a Selling Stockholder shall only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein. The foregoing indemnity agreement with respect to any untrue statement or omission in the Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Offered Securities to such person, and the Prospectus (as amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. In no event, however, shall the liability of any Selling Stockholder for indemnification under this Section 6(b) exceed the lesser of (i) the proceeds received by such Selling Stockholder from the Underwriters in the Offering and (ii) that portion of the total losses, claims, damages and liabilities for which the Underwriters and any controlling persons may be subject to indemnification hereunder equal to the ratio of the total number of Offered Securities sold hereunder by such Selling Stockholder as compared to the total Offered Securities sold hereunder by all Selling Stockholders.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Stockholder, if any, against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder or may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and such Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in the Terms Agreement.

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under, to the extent applicable, subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under, to the extent applicable, subsection
(a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or behalf of an indemnified party.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under, to the extent applicable, subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in, to the extent applicable, subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, if any, on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, if any, on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, if any, on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders, if any, bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders, if any, or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Stockholders, if any, under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         7. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities on the Closing Date (or First Closing date if there is an Over-Allotment Option) or any Optional Closing Date, if any, under the Terms Agreement and the aggregate principal amount (if debt securities) or number of shares (if preferred stock, Common Stock or depositary shares) or warrants (if warrants) of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount (if debt securities) or number of shares (if preferred stock, Common Stock or depositary shares) or warrants (if warrants) of Offered Securities, the Lead Underwriter may make arrangements satisfactory to the Company and the Selling Stockholders, if any, for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under the Terms Agreement (including the provisions of this Agreement), to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount (if debt securities) or number of shares (if preferred stock, Common Stock or depositary shares) or warrants (if warrants) of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount (if debt securities) or number of shares (if preferred stock, Common Stock or depositary shares) or warrants (if warrants) of Offered Securities and arrangements satisfactory to the Lead Underwriter, the Company and the Selling Stockholders, if any, for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, the Terms Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, if any, except as provided in Section 8 (provided that in the event there is an Over-Allotment Option, if such default occurs with respect to Optional Offered Securities after the First Closing Date, the Terms Agreement will not terminate as to the Firm Offered Securities or any Optional Offered Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default. If the Offered Securities are debt securities, preferred stock or warrants, the respective commitments of the several Underwriters for the purposes of this Section shall be determined without regard to reduction in the respective Underwriters' obligations to purchase the principal amount (if debt securities) or number of shares (if preferred stock, Common Stock or depositary shares) or warrants (if warrants) of the Offered Securities set forth opposite their names in the Terms Agreement as a result of Delayed Delivery Contracts entered into by the Company.

         8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, if any, of the Company or its officers and of the several Underwriters set forth in or made pursuant to the Terms Agreement (including the provisions of this Agreement) will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Selling Stockholders, if any, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the Terms Agreement is terminated pursuant to Section 7 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4 and the respective obligations of the Company, the Selling Stockholders, if any, and the Underwriters pursuant to Section 6 shall remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of the Terms Agreement pursuant to Section 7 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 5(d), the Company and the Selling Stockholders, if any, will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         9. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them at their address furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 116 Huntington Avenue, Boston, MA 02116,
Attention: Chief Executive Officer or, if sent to the Selling Stockholders, if any, will be mailed, delivered or telegraphed and confirmed to them at their address furnished to the Company in writing for the purpose of communications hereunder.

         10. Successors. The Terms Agreement (including the provisions of this Agreement) will inure to the benefit of and be binding upon the Company, the Selling Stockholders, if any, and such Underwriters as are identified in the Terms Agreement and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.

         11. Representation of Underwriters. Any Representatives will act for the several Underwriters in connection with the financing described in the Terms Agreement, and any action under such Terms Agreement (including the provisions of this Agreement) taken by the Representatives jointly or by the Lead Underwriter will be binding upon all the Underwriters. The Selling Stockholders will be represented by the representatives identified in the Terms Agreement (the "Selling Stockholder Representatives") in connection with the transactions described in the Terms Agreement, and any action under such Terms Agreement (including the provisions of this Agreement) taken by any of them will be binding upon all the Selling Stockholders.

         12. Counterparts. The Terms Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         13. Applicable Law. This Agreement and the Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to the Terms Agreement (including the provisions of this Agreement) or the transactions contemplated thereby.

                                                                         ANNEX I





                           AMERICAN TOWER CORPORATION
                                   ("Company")


                                 Debt Securities


                                 TERMS AGREEMENT



                                                               ________ __, 20__


To:  The [Representative[s] of the] Underwriters identified herein




Dear Sirs:

     The undersigned agrees to sell to the several Underwriters named [in Schedule A hereto] [below] for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement[s] on Form S-3 (No. 333-37988[; No. 333-________]) ("Underwriting Agreement"), the following securities ("Offered Securities") on the following terms:

         Title:  [  %] [Floating Rate]--[Subordinated]--Notes--Debentures--Bonds
--Due                  .

         Principal Amount:  $           .

         Over-Allotment Option:  [Yes] [No]

         [Over-Allotment Option Percentage:]

         Interest:  [   % per annum, from          , 20__,  payable semiannually
on            and            , commencing          , 20__, to holders of  record
on the preceding             or          ,  as the case may be.]  [Zero coupon.]

         Maturity:               , 20__.

         Optional Redemption:

         Sinking Fund:

         Trustee:

         Indenture: Indenture, dated as of [_______ __], 2000, between the Company and the above-named Trustee.

         Listing: [None.] [New York Stock Exchange.] [The Nasdaq Stock Market Inc.'s National Market.]

         Delayed Delivery  Contracts:  [None.] [Delivery Date[s] shall be
              ,  20__.  Underwriters' fee is    % of the principal amount of the
Contract Securities.]

         Purchase  Price:        % of principal  amount,  plus accrued  interest
[, if any,] from                 , 20__.

         Expected Reoffering Price:     % of principal amount, subject to change
by the [Representative[s] [Underwriters].

         Closing:              A.M. on                 , 20__, at              ,
in Federal (same day) funds.

         Settlement and Trading: [Physical certificated form.] [Book-Entry Only via DTC. The Offered Securities [will] [will not] trade in DTC's Same Day Funds Settlement System.]

         Blackout:  Until       days after the Closing Date.

         [Name[s] and Address[es] of [Representative[s]] [Underwriter[s]]:]

         The respective principal amounts of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

         The provisions of the Underwriting Agreement are incorporated herein by reference.

         The  Offered  Securities  will  be  made  available  for  checking  and
packaging at the office of          at least 24 hours prior to the Closing Date.

         For purposes of Section 6 of the Underwriting Agreement, the only information furnished to the Company by any Underwriter for use in the Prospectus consists of [(i)] the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the prospectus supplement cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments--and--, --stabilizing [and passive market making] on the inside front cover page of the prospectus supplement--and--, --the concession and reallowance figures appearing in the paragraph under the caption "Underwriting" in the prospectus supplement [If paragraph regarding passive market making is included, insert--and the information contained in the paragraph under the caption "Underwriting" in the prospectus supplement] [If applicable, insert--; and (ii) the following information in the prospectus supplement furnished on behalf of [insert name of Underwriter]:

     [insert  description  of   information,    such  as  material  relationship
     disclosure under the caption "Underwriting" in the prospectus supplement].
     (1)

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            AMERICAN TOWER CORPORATION


                                            By.................................
                                               [Insert title]
The foregoing Terms Agreement is hereby
  confirmed and accepted as of the date
  first above written.

[If no co-representative, use first
  confirmation form. If co-representative, use second.]


     ........................................


         By..................................................
            [Insert title]

         [Acting on behalf of itself and as the
            Representative of the several Underwriters.]


     ........................................


     ..........................................................


     .........................................................,

         [Acting on behalf of themselves and as the Representatives of the several Under-writers.]

     By ........................................


     By......................................................
        [Insert title]


--------
         (1) Special care should be taken to ensure that the description of the information, including caption references and any references to particular paragraphs or sentences, matches the final Prospectus.

                                                SCHEDULE A


                                                                          Principal   [Principal
                              Underwriter                                  [Firm]      Optional
                                                                           Amount       Amount]
                                                                                     $
















                                                                                     ------------
               Total..........................................                       $
                                                                                     ============

                                                                        ANNEX II





                           AMERICAN TOWER CORPORATION
                                   ("Company")


                                    Warrants


                                 TERMS AGREEMENT



                                                            ___________ __, 20__


To:  The [Representative[s] of the] Underwriters identified herein




Dear Sirs:

         The undersigned agrees to sell to the several Underwriters named [in Schedule A hereto] [below] for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement[s] on Form S-3 (No. 333-37988[; No. 333-________]) ("Underwriting Agreement"), the following securities ("Offered Securities") on the following terms:

                  Description of Warrants:

                  Title of Warrant:

                  Warrant Agent:

                  Warrant Agreement:  Warrant Agreement, dated as of [_____ __],
         2000, between the            Company and the above-named Warrant Agent.

                  Warrant exercise price currency and date:

                  Over-Allotment Option:  [Yes] [No]

                  [Over-Allotment Option Percentage:]

                  Principal amount or number of Securities
                    issuable upon exercise of Warrant:

                  Date after which Warrants may be exercised:

                  Expiration Date:

                  Detachable Date:

                  Description of Securities issuable
                    Upon exercise of Warrants:

                  Listing: [None.] [New York Stock Exchange.][The Nasdaq Stock Market Inc.'s National Market.]

                  Delayed Delivery Contracts:   [None.] [Delivery Date[s]  shall
be                ,   20__.  Underwriters' fee is $             per share of the
Contract Securities.]

                  Purchase Price:  $       per share [If preferred  stock issue,
insert--plus accrued dividends[,if any,] from                , 20  ].

                  Expected Reoffering Price:  $     per share, subject to change
by the  [Representative[s]] [Underwriters].

                  Closing:             A.M.  on                 ,  20__, at
                ,  in Federal (same day) funds.

                  Settlement and Trading: [Physical certificated form.] [Book-Entry Only via DTC. The Offered Securities [will][will not] trade in DTC's Same Day Funds Settlement System.]

                  Blackout:  Until      days after the Closing Date.

                  [Name[s] and Address[es] of [Representative[s]]
[Underwriter[s]]:]

                  The  respective  number  of  the  Offered   Securities  to  be
purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

                  The provisions of the Underwriting Agreement are incorporated herein by reference.

                  The Offered Securities will be made available for checking and
packaging at the office of              at least 24 hours  prior to the  Closing
Date.

                  For purposes of Section 6 of the Underwriting  Agreement,  the only information furnished to the Company by any Underwriter for use in the Prospectus consists of [(i)] the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the paragraph under the caption "Underwriting" in the prospectus supplement [If paragraph regarding passive market making is included, insert--and the information contained in the paragraph under the caption "Underwriting" in the prospectus supplement] [If applicable, insert--; and (ii) the following information in the prospectus supplement furnished on behalf of [insert name of Underwriter]: [insert description of information, such as material relationship disclosure under the caption "Underwriting" in the prospectus supplement].(2)

--------
         (2) Special care should be taken to ensure that the description of the information, including caption references and any references to particular paragraphs or sentences, matches the final Prospectus.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            AMERICAN TOWER CORPORATION


                                            By.................................
                                               [Insert title]

The foregoing Terms Agreement is hereby
  confirmed and accepted as of the date
  first above written.

[If no co-representative, use first
  confirmation form. If co-representative, use second.]


     ........................................


         By..................................................
            [Insert title]


         [Acting on behalf of itself and as the
            Representative  of the  several
            Underwriters.]


     ........................................


     ...........................................................


     ...........................................................

         [Acting on behalf of themselves and as the Representatives of the several Underwriters.]


     By ........................................



     By.......................................................
        [Insert title]

                                   SCHEDULE A

                                                                                 Number of     [Number of
     Underwriter                                                                   [Firm]       Optional
                                                                                  Warrants     Warrants]























                                                                                              -------------
  Total.....................................................................
                                                                                              =============

                                                                       ANNEX III





                           AMERICAN TOWER CORPORATION
                                   ("Company")


                                [Preferred Stock]
                                 [Common Stock]
                               [Depositary Shares]


                                 TERMS AGREEMENT



                                                            ___________ __, 20__


To:  The [Representative[s] of the] Underwriters identified herein




Dear Sirs:

         The undersigned agrees to sell to the several Underwriters named [in Schedule A hereto] [below] for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statements on Form S-3 (No. 333-37988; No. 333-________) ("Underwriting Agreement"), the following securities ("Offered Securities") on the following terms:

               Title:

                  Number of [Depositary] Shares:

                  Over-Allotment Option:  [Yes] [No]

                  [Over-Allotment Option Percentage:]

                  [Determination of Allocation of Over-Allotment  Option between the Company and the Selling Stockholders:]

                  [Dividend Rate:]

                  [Optional Redemption:]

                  [Sinking Fund:]

                  Listing: [None.] [New York Stock Exchange.] [The Nasdaq Stock Market Inc.'s National Market.]

                  Delayed Delivery Contracts:   [None.] [Delivery Date[s]  shall
be                ,   20__. Underwriters' fee is $              per share of the
Contract Securities.]

                  Purchase Price:  $       per [Depositary]  share [If preferred
stock issue or depositary share, insert--plus accrued dividends[, if any,]  from
                , 20__].

                  Expected Reoffering Price:  $        per  [Depositary]  share,
subject to change by the [Representative[s]] [Underwriters].

                  [Name of Depositary:]

                  [Deposit Agreement: Deposit Agreement, dated as of [_____ __],
                                      2000,  among the Company, the  above-named
                                      Depositary and the holders  from  time  to
                                      time   of   depositary   receipts   issued
                                      thereunder.]

                  [Fraction of a Share equal to one Depositary Share:]

                  [SEC File No. of Selling Stockholder Registration Statement:]

                  [Custodian]

                  [Name[s] and Address[es] of Selling Stockholder[s]:]

                  Closing:             A.M.  on                 ,  20__, at
                ,  in Federal (same day) funds.

                  Underwriter[s']['s]   Compensation:   $            payable  to
the [Representative[s] for the proportionate accounts of the] Underwriter[s] on the Closing Date.

                  Blackout:  Until    days after the Closing Date.

                  [Name[s] and Address[es] of [Representative[s]]
[Underwriter[s]]:]

                  [Name[s] and Address[es] of Selling Stockholder
Representative[s]:]

                  The respective numbers of shares of the Offered Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto. [The respective number of shares of the Offered Securities to be sold by [each of] the Selling Stockholder[s] are set forth opposite [their] [its] name[s] in Schedule B hereto.]

                  The provisions of the Underwriting Agreement are incorporated herein by reference.

                  The Offered Securities will be made available for checking and
packaging at the office of              at least 24 hours  prior to the  Closing
Date.

                  For purposes of Section 6 of the Underwriting  Agreement,  the only information furnished to the Company by any Underwriter for use in the Prospectus consists of [(i)] the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the paragraph under the caption "Underwriting" in the prospectus
supplement   [If  paragraph   regarding   passive
market making is included, insert--and the information contained in the paragraph under the caption "Underwriting" in the prospectus supplement] [If applicable, insert--; and (ii) the following information in the prospectus supplement furnished on behalf of [insert name of Underwriter]: [insert description of information, such as material relationship disclosure under the caption "Underwriting" in the prospectus supplement].(2)

--------
         (2) Special care should be taken to ensure that the description of the information, including caption references and any references to particular paragraphs or sentences, matches the final Prospectus.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            AMERICAN TOWER CORPORATION


                                            By.................................
                                               [Insert title]



                                            [Each of the Selling Stockholders
                                             Listed on Schedule B Hereto



                                            By.................................]


The foregoing Terms Agreement is hereby
  confirmed and accepted as of the date
  first above written.

[If no co-representative, use first
  confirmation form. If co-representative, use second.]


     ........................................


         By..................................................
            [Insert title]


         [Acting on behalf of itself and as the
            Representative  of the  several
            Underwriters.]


     ........................................


     ...........................................................


     ...........................................................

         [Acting on behalf of themselves and as the Representatives of the several Underwriters.]

     By ........................................



     By.......................................................
        [Insert title]

                                   SCHEDULE A

                                                                                  Number of    [Number of
     Underwriter                                                                    [Firm]      Optional
     -----------                                                                    Shares       Shares]
                                                                                    ------       ------





















                                                                                               ------------
  Total.....................................................................
                                                                                               ============

                                  [SCHEDULE B]

                                                                               Number of      [Number of
     Selling Stockholder                                                         [Firm]        Optional
     -------------------                                                       Shares to    Shares to be
                                                                                be Sold         Sold]
                                                                               ---------    ------------






















                                                                                            ---------------
  Total.....................................................................
                                                                                            ===============

                                                                        ANNEX IV


  (Three copies of this Delayed Delivery Contract should be signed and returned to the address shown below so as to arrive not later than 9:00 A.M.,
       New York time, on ........................ ............, 20__.(3))



                            DELAYED DELIVERY CONTRACT

                                        [Insert date of initial public offering]



AMERICAN TOWER CORPORATION
   c/o ........................................


Gentlemen:

     The undersigned hereby agrees to purchase from American Tower Corporation, a Delaware corporation ("Company"), and the Company agrees to sell to the undersigned, [If one delayed closing, insert--as of the date hereof, for delivery on , 20__ ("Delivery Date"),]

                            [$]..............[shares]

--principal amount--of the Company's [Insert title of securities] ("Securities"), offered by the Company's Prospectus dated , 20__ and a Prospectus Supplement dated , 20__ relating thereto, receipt of copies of which is hereby acknowledged, at-- % of the principal amount thereof plus accrued interest, if any,--$ per share plus accrued dividends, if any,--and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

     [If two or more delayed closings, insert the following:

     The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the--principal--amounts set forth below:


--------
         (3) Insert date which is third full business day prior to Closing Date under the Terms Agreement.

                                                     Principal Amount
                                                     ----------------

                                                           Number
        Delivery Date                                      of [Warrants] Shares
        -------------                                      --------------------

 ................................                           .............

 ................................                           .............

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

     Payment for the Securities that the undersigned has agreed to purchase for delivery on--the--each--Delivery Date shall be made to the Company or its order in Federal (same day) funds by wire transfer to an account designated by the Company at a bank acceptable to the Lead Underwriter, at the office of at
      A.M. on--the--such--Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned--for delivery on such Delivery Date--in definitive [If debt issue, insert--fully registered] form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to--the--such--Delivery Date.

     It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on--the--each--Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at--the--such--Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and which governs such investment and (2) the Company shall have sold to the Underwriters the total--principal amount--number of shares--of the Securities less the--principal amount---number of shares--thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

     Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by--a copy--copies--of the opinion[s] of counsel for the Company delivered to the Underwriters in connection therewith.

     This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                            Yours very truly,



                                  ...........................................
                                              (Name of Purchaser)


                                  By ........................................


                                  ...........................................
                                              (Title of Signatory)


                                  ...........................................


                                  ...........................................
                                              (Address of Purchaser)



Accepted, as of the above date.


AMERICAN TOWER CORPORATION


       By ....................................
           [Insert Title]

                                     ANNEX V

American Towers, Inc.
ATC Holding, Inc.
ATC Operating, Inc.
ATC GP Inc.
ATC LP, Inc.
American Tower, L.P.
Towersites Monitoring, Inc.
ATC Teleports, Inc.
ATC Realty, Inc.
ATI Merger Corporation ATC Financing LLC ATC Broadcast GP, Inc.
American Tower Delaware Corporation

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